                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

CORP SAR 4/99

                             LETTER TO SHAREHOLDERS

March 19, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace in 1998, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.1 percent annual rate, surprising most economists, whose estimates had been much more conservative. Preliminary indications suggest a strong first quarter of 1999 as well.
    During the past six months, a series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump plaguing many global markets. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.6 percent increase in the consumer price index in 1998--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                             Continued on page 2

MARKET REVIEW

    Most areas of the bond market were quite active during the past six months, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand and decreasing supply pushed the 30-year Treasury bond to its lowest yield ever in October 1998, at the height of a flight to quality that included investors around the globe.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. Investment-grade corporate bond prices experienced similar, though less dramatic movement during the period, and ended the six-month period at approximately the same point at which they started.

OUTLOOK
    Our outlook for the domestic economy remains positive, although growth may lessen toward the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the domestic markets could still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1999

                         VAN KAMPEN CORPORATE BOND FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     1.14%      0.77%       0.77%
Six-month total return(2)................    (3.65%)    (3.15%)     (0.21%)
One-year total return(2).................    (1.46%)    (1.39%)      1.51%
Five-year average annual total
return(2)................................     5.64%      5.57%       5.81%
Ten-year average annual total
return(2)................................     7.40%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................     8.22%      6.09%       5.04%
Commencement date........................  09/23/71   09/28/92    08/30/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     5.98%      5.52%       5.52%
SEC Yield(4).............................     5.70%      5.23%       5.24%
N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 1999.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen Corporate Bond Fund about the key events and economic forces that shaped the markets during the past six months. The team includes David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A As economies in Asia, Russia, and Latin America struggled to recover from weakness, investors continued to rush toward the relative safety of U.S. Treasury securities. At year end, the yield for the benchmark 10-year
Treasury--which, like all bond yields, moves in the opposite direction of its price--had fallen from 5.62 percent in September to a near-record low of 4.16 percent.

    Against the din of global economic uncertainty and concerns about the pace of the U.S. economy, the Federal Reserve Board provided the clearest voice and direction for the fixed-income market during the reporting period. In the final months of 1998, the Federal Reserve Board broke its nearly two-year hiatus to usher in a series of three interest rate cuts. Although the first cut did little to stabilize the markets, the cumulative effect of the Fed's actions soothed investors' frayed nerves and settled the rocky 10-year Treasury.

    This calm was somewhat short-lived, however. In the final week of February, fixed-income investors anxiously turned their attention to the release of year-end data indicating that the domestic economy showed no signs of slowing down. In a message to Congress, Fed chairman Alan Greenspan alluded to the Fed's willingness to increase rates if necessary--despite any significant indications of inflation at this time. In response to his comments, the 10-year Treasury yield bounced to 5.17 percent on the last day of the reporting period.

   Q  WHAT WAS THE EFFECT OF THIS ACTIVITY ON THE CORPORATE BOND MARKET?

   A With the 10-year Treasury yield falling for much of the period, investors demonstrated little appetite for corporate bonds, whose yields were not attractive enough to offset investors' concerns about the risks involved.
As a result, there was very little new issuance released during the final months of 1998. However, after several AA-rated issues were met with enthusiasm, new supply began to catch up to earlier levels.

    As was the case for much of 1998, the yield spread between corporate bonds and Treasuries widened for most of the reporting period, indicating that corporate bonds underperformed Treasuries during this time. Spreads hit their widest point in October but responded positively to the Fed cuts. Although the outlook for corporate bonds progressively improved in the months that followed, the yield spread to comparable U.S. Treasuries at the end of February was approximately 20 basis points wider than it had been in August.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We continued to emphasize portfolio diversification with the objective of maintaining a defensive portfolio profile, given the volatile nature of the domestic market. As of February 28, 1999, approximately one-third of the Fund's long-term investments were allocated to the noncyclical sectors of consumer services (21.8 percent) and utilities (9.8 percent). We feel that the securities we hold in these sectors have the potential to serve the portfolio well throughout economic ups and downs. At the same time, we held negligible positions in commodity issues, such as copper, steel, mining, and paper companies, as they tend to react more sharply to changing economic conditions.

    The majority of our holdings, specifically among investment-grade securities, were noncallable securities. The yields of these securities, which dominated the field of new issuance during the period, move closely with Treasury yields, whereas callable securities tend to lag the market in a falling rate environment such as this one. Noncallable securities contributed to the Fund's return, as Treasuries performed well during the period as a result of high demand.

   Q  CAN YOU TALK ABOUT SOME OF YOUR RECENT PURCHASES?

   A Before adding securities to the portfolio, we considered how they might be affected by a slowing economy. As a result, we were drawn to companies like Tyco International Group, which manufactures and distributes fire protection equipment, electronic security devices, and medical supplies. We also added positions in Raytheon, a diversified technology company with operations in aircraft, engineering, and consumer and defense electronics; CMS Energy, a consumer power holding company; Comcast, an entertainment services and telecommunications company; and Sprint, a telecommunications company whose growth pattern has been independent of economic cycles. Other familiar names appearing in the portfolio included Safeway grocery stores, the Washington Post newspaper, and telecommunications giant MCI WorldCom. At the end of the reporting period, the portfolio was comprised of 93 issues.

   Q  WHAT OTHER CHANGES OCCURRED WITHIN THE PORTFOLIO?

   A During the period, some of the Fund's holdings were called or tendered for very attractive prices relative to Treasury securities. We anticipate that this trend may continue as companies take advantage of lower interest rates to refinance and reduce their debts in this favorable rate environment. Affected securities included Keyspan Lighting (formerly Long Island Lighting) and PNPP II Funding Corp. In some cases, we were unable to reinvest these assets into the marketplace as quickly as we would have liked. Furthermore, the securities available in the market had much lower coupons than the bonds that were called, putting pressure on the Fund's earnings. As a result, the Board of Trustees approved a dividend decrease of $.0025 for Class A shares in November.

   Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

   A The portfolio's credit quality allocation is little changed from the beginning of the reporting period, with the exception of a slight decrease in investment-grade bonds, or bonds rated BBB and above. Although we maintained our focus on medium-quality securities, which are defined as A-rated and BBB-rated securities, the portfolio reflected an increase in AA-rated bonds at the end of the period. This was predominately the result of one of the portfolio's largest securities, TCI Communications, Inc., being upgraded after that company was acquired by AT&T.

    At the end of the period, the Fund's duration was 6.3 years, which is comparable to its August 31, 1998 duration of 6.4 years, as well as to the 6.2 year duration of its benchmark, the Lehman Brothers Corporate Bond Index. When interest rates fall, as they did throughout most of the reporting period, the duration of callable bonds tends to fall because many bonds begin to trade to their call dates rather than maturity dates. We purchased long-duration noncallable bonds in order to help offset this decline in the duration of portfolio holdings. Currently, we intend to maintain the Fund's duration neutral to its benchmark. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A For the six months ended February 28, 1999, the Fund generated a total return of 1.14 percent(1) (Class A shares at net asset value). For the same period, the average return for funds in the Lipper Corporate Debt BBB category was 1.56 percent. By comparison, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Baa Corporate Bond Index produced total returns of
2.40 and 2.45 percent, respectively. These broad-based indices reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Please keep in mind that these indices do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Past performance does not guarantee future results. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND OVER THE COMING MONTHS?

   A Although investors have expected an economic slowdown in the United States for some time, we do not see signs that this might materialize in the near future. We also continue to see low inflation numbers, backed by indications of a taut job market and high consumer confidence. With continuing difficulties in many foreign economies, we cannot rule out the possibility that, at some point, GDP growth could lag. At the same time, the fundamentals currently underpinning the U.S. bond market are as healthy as at any time in recent memory, and we expect the market to remain strong in the months ahead.

    We believe the Fund's emphasis on investment-grade bonds and its neutral duration will help reduce potential price volatility due to changing market conditions. Until we get a better sense of what the future holds for this market, we do not expect to make any major changes to the portfolio. We will continue to seek opportunities to help increase the Fund's yield without incurring significant credit risk as we maintain our investment strategies and bond selection process.

[SIG.]
David R. Troth

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN CORPORATE BOND FUND
 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                   AS OF
                             FEBRUARY 28, 1999
Merrill Lynch & Co.,
  Inc......................  4.02%
News America Holdings,
  Inc......................  3.89%
TCI Communications, Inc....  3.44%
Cox Communications, Inc....  3.42%
Republic of South Africa...  3.08%
Ashland Oil, Inc...........  2.92%
United Mexican States
  (Mexico).................  2.65%
Tenet Healthcare Corp......  2.59%
PDV America, Inc...........  2.41%
United Airlines, Inc.......  2.38%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS



                            As of February 28, 1999

AAA                                    AA                   A                  BBB                 BB                   B
---                                    --                   -                  ---                 --                   -
2.1%                                  7.8%                23.4%               48.1%               18.4%               0.2%

                                  [PIE CHART]


                            As of August 31, 1998

AAA                                    AA                   A                  BBB                 BB                   B
---                                    --                   -                  ---                 --                   -
2.2%                                  4.2%                21.8%               55.1%               16.5%               0.2%

                                  [PIE CHART]

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF FEBRUARY 28, 1999                           AS OF AUGUST 31, 1998
Consumer Services.....       21.8%                Consumer Services.....       20.9%
Energy................       10.9%                Energy................       11.9%
Finance...............       10.7%                Finance...............       11.2%
Utilities.............        9.8%                Raw Materials/Processing
Raw Materials/Processing                              Industries........        9.6%
  Industries..........        8.7%                Utilities.............        8.8%


 DURATION

AS OF FEBRUARY 28, 1999          AS OF AUGUST 31, 1998
        6.3 years                       6.4 years

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon    Maturity  Market Value
----------------------------------------------------------------------------------
         CORPORATE BOND  83.7%
         CONSUMER DISTRIBUTION  1.3%
$2,000   Nabisco, Inc. .........................    7.550%  06/15/15  $  1,955,794
 1,500   Safeway, Inc. .........................    6.050   11/15/03     1,495,863
                                                                      ------------
                                                                         3,451,657
                                                                      ------------
         CONSUMER DURABLES  0.7%
   750   Brunswick Corp. .......................    7.125   08/01/27       704,915
 1,000   Chrysler Corp. ........................    7.450   03/01/27     1,104,615
                                                                      ------------
                                                                         1,809,530
                                                                      ------------
         CONSUMER NON-DURABLES  2.0%
 2,000   Coca Cola Enterprises, Inc. ...........    8.500   02/01/12     2,381,010
   750   Dimon, Inc. ...........................    8.875   06/01/06       682,500
 2,000   Westpoint Stevens, Inc., 144A --
         Private Placement (a)..................    7.875   06/15/05     2,080,000
                                                                      ------------
                                                                         5,143,510
                                                                      ------------
         CONSUMER SERVICES  20.4%
 1,250   A. H. Belo Corp. ......................    7.125   06/01/07     1,276,971
 2,500   Clear Channel Communications, Inc. ....    7.250   10/15/27     2,466,482
 4,000   Comcast Cable Communications, Inc. ....    6.200   11/15/08     3,990,000
 5,000   Cox Communications, Inc. ..............    6.875   06/15/05     5,211,825
 3,000   Cox Communications, Inc. ..............    7.250   11/15/15     3,190,482
 1,250   CSC Holdings, Inc. ....................    7.875   12/15/07     1,325,000
 2,500   CSC Holdings, Inc. ....................    7.875   02/15/18     2,625,000
 1,000   Harcourt General, Inc. ................    7.200   08/01/27       954,831
 1,250   Harcourt General, Inc. ................    8.875   06/01/22     1,401,283
 5,000   ITT Corp. .............................    6.750   11/15/05     4,550,000
 6,000   News America Holdings, Inc. ...........    8.875   04/26/23     7,144,542
 2,000   News America Holdings, Inc. ...........    9.250   02/01/13     2,427,636
   375   Premier Parks, Inc. (b)................ 0/10.000   04/01/08       260,625
   250   Premier Parks, Inc. ...................    9.250   04/01/06       261,250
 2,500   Royal Caribbean Cruises Ltd. ..........    7.500   10/15/27     2,375,788
 1,500   Stewart Enterprises, Inc. .............    6.400   05/01/03     1,484,093

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon    Maturity  Market Value
----------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$2,500   TCI Communications, Inc. ..............    8.750%  08/01/15  $  3,059,137
 3,000   TCI Communications, Inc. ..............    6.875   02/15/06     3,134,127
 2,000   TCI Communications, Inc. ..............    9.250   01/15/23     2,267,580
 3,000   Viacom, Inc. ..........................    7.750   06/01/05     3,210,000
 1,000   Washington Post Co. ...................    5.500   02/15/09       970,420
                                                                      ------------
                                                                        53,587,072
                                                                      ------------
         ENERGY  10.2%
 6,300   Ashland Oil, Inc. .....................    8.800   11/15/12     7,184,614
   750   Barrett Resources Corp. ...............    7.550   02/01/07       727,500
 1,000   Equistar Chemicals LP..................    6.500   02/15/06       930,421
 6,300   PDV America, Inc. .....................    7.875   08/01/03     5,913,331
 1,500   Petroliam Nasional Berhad, 144A --
         Private Placement (a)..................    7.625   10/15/26     1,201,151
 5,000   Phillips Petroleum Co. ................    8.860   05/15/22     5,384,245
 1,000   R & B Falcon Corp. ....................    6.500   04/15/03       906,092
 4,000   Union Oil Co. .........................    9.125   02/15/06     4,455,756
                                                                      ------------
                                                                        26,703,110
                                                                      ------------
         FINANCE  10.0%
 3,000   Cez Finance B V........................    7.125   07/15/07     2,724,600
 3,500   Hutchison Whampoa Finance,144A --
         Private Placement (a)..................    7.500   08/01/27     2,841,258
10,000   Merrill Lynch & Co., Inc. .............    6.000   07/15/05     9,880,190
 3,040   PNPP II Funding Corp. .................    8.510   11/30/06     3,221,888
 3,000   Royal Bank Scotland Group..............    6.375   02/01/11     2,927,580
 4,500   Ryder Systems, Inc. ...................    9.250   05/15/01     4,802,909
                                                                      ------------
                                                                        26,398,425
                                                                      ------------
         HEALTHCARE  5.9%
 2,000   Aetna Services, Inc. ..................    7.125   08/15/06     2,030,256
 1,000   Allegiance Corp. ......................    7.800   10/15/16     1,093,479
 4,000   Baxter International, Inc. ............    6.625   02/15/28     3,892,076
 1,500   Beckman Coulter, Inc., 144A -- Private
         Placement (a)..........................    7.450   03/04/08     1,511,250
   500   Manor Care, Inc. ......................    7.500   06/15/06       511,288

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                 Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------
         HEALTHCARE (CONTINUED)
$6,500   Tenet Healthcare Corp., 144A -- Private
         Placement (a)...........................    8.125%  12/01/08  $  6,370,000
                                                                       ------------
                                                                         15,408,349
                                                                       ------------
         OIL & GAS  0.4%
 1,000   Transcontinental Gas Pipeline Corp. ....    7.250   12/01/26     1,004,970
                                                                       ------------
         PRODUCER MANUFACTURING  3.8%
 5,000   Federal-Mogul Corp. ....................    7.875   07/01/10     4,987,500
 2,500   Rubbermaid, Inc. .......................    6.600   11/15/06     2,594,160
 2,500   Tyco International Group, SA, 144A --
         Private Placement (a)...................    6.125   11/01/08     2,457,635
                                                                       ------------
                                                                         10,039,295
                                                                       ------------
         RAW MATERIALS/PROCESSING INDUSTRIES 8.1%
 1,000   Carter Holt Harvey Ltd. ................    8.375   04/15/15     1,038,003
 4,000   Crown Cork & Seal, Inc. ................    8.000   04/15/23     4,015,488
 4,000   Federal Paper Board, Inc. ..............    8.875   07/01/12     4,629,240
 1,750   Idex Corp. .............................    6.875   02/15/08     1,678,553
 4,000   IMC Global, Inc. .......................    6.875   07/15/07     3,891,424
 1,000   IMC Global, Inc. .......................    7.300   01/15/28       952,100
 3,000   Lafarge Corp. ..........................    6.500   07/15/08     2,997,678
 1,250   Owens Illinois, Inc. ...................    7.150   05/15/05     1,237,500
   250   Pride International, Inc. ..............    9.375   05/01/07       232,500
   750   Smithfield Foods, Inc. .................    7.625   02/15/08       744,375
                                                                       ------------
                                                                         21,416,861
                                                                       ------------
         TECHNOLOGY  4.8%
 5,000   Computer Associates International,
         Inc., 144A -- Private Placement (a).....    6.375   04/15/05     4,931,680
 5,000   International Business Machines
         Corp. ..................................    7.500   06/15/13     5,528,045
 1,750   Raytheon Co. ...........................    6.150   11/01/08     1,728,711
   500   Raytheon Co. ...........................    7.200   08/15/27       521,808
                                                                       ------------
                                                                         12,710,244
                                                                       ------------
         TRANSPORTATION  6.9%
 3,000   AMR Corp. ..............................    9.500   05/15/01     3,171,729
   750   CSX Corp. ..............................    8.625   05/15/22       885,955

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon    Maturity  Market Value
----------------------------------------------------------------------------------
         TRANSPORTATION (CONTINUED)
$2,000   Delta Airlines, Inc. ..................    9.750%  05/15/21  $  2,432,482
 1,500   Kansas City Southern Industries,
         Inc. ..................................    7.875   07/01/02     1,565,599
 4,000   Union Pacific Corp. ...................    8.350   05/01/25     4,249,756
 5,000   United Airlines, Inc. .................   10.020   03/22/14     5,857,500
                                                                      ------------
                                                                        18,163,021
                                                                      ------------
         UTILITIES  9.2%
 1,000   360 Communications Co. ................    7.120   03/01/03     1,039,883
 1,000   AES Corp. .............................   10.250   07/15/06     1,065,000
 1,000   Arizona Public Service Co. ............    8.750   01/15/24     1,078,804
 2,000   Arizona Public Service Co. ............    9.500   04/15/21     2,190,366
 2,000   CMS Energy Corp., 144A -- Private
         Placement (a) .........................    6.750   01/15/04     1,970,000
 1,000   CMS Energy Corp. ......................    7.500   01/15/09     1,002,500
 1,000   Gulf States Utilities Co. .............    8.940   01/01/22     1,057,557
 4,750   MCI Worldcom, Inc. ....................    6.950   08/15/28     4,894,899
 3,250   Niagara Mohawk Power Corp. ............    7.625   10/01/05     3,388,125
 4,000   Sprint Capital Corp. ..................    6.125   11/15/08     3,944,988
   500   UtiliCorp United, Inc. ................    6.700   10/15/06       516,166
 2,000   Yorkshire Power Finance Ltd., 144A --
         Private Placement (a) .................    6.496   02/25/08     1,968,668
                                                                      ------------
                                                                        24,116,956
                                                                      ------------
TOTAL CORPORATE BOND  83.7% ....................                       219,953,000
                                                                      ------------

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon    Maturity  Market Value
----------------------------------------------------------------------------------
         GOVERNMENT OBLIGATIONS  9.8%
$4,000   Providence of Newfoundland (Canada) ...    9.000%  10/15/21  $  5,012,200
   650   Providence of Saskatchewan (Canada) ...    8.000   02/01/13       755,222
 1,000   Republic of Argentina .................   11.375   01/30/17       910,000
 5,000   Republic of South Africa ..............    8.375   10/17/06     4,912,500
 3,500   Republic of South Africa ..............    8.500   06/23/17     2,650,637
 2,500   United Mexican States (Mexico) ........    9.875   01/15/07     2,431,250
 4,000   United Mexican States (Mexico) ........   11.375   09/15/16     4,080,000
 5,000   United States Treasury Notes ..........    5.750   10/31/02     5,075,550
                                                                      ------------
TOTAL GOVERNMENT OBLIGATIONS .......................................    25,827,359
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  93.5%
  (Cost $238,105,180) ..............................................   245,780,359
REPURCHASE AGREEMENT  5.2%
  BA Securities ($13,655,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/26/99 to be sold on
  03/01/99 at $13,660,462)
  (Cost $13,655,000)................................................    13,655,000
                                                                      ------------
TOTAL INVESTMENTS  98.7%
  (Cost $251,760,180)...............................................   259,435,359
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.........................     3,444,931
                                                                      ------------
NET ASSETS  100.0%..................................................  $262,880,290
                                                                      ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $251,760,180).......................    $259,435,359
Cash........................................................           5,490
Receivables:
  Interest..................................................       4,386,843
  Fund Shares Sold..........................................       1,094,165
Other.......................................................          48,690
                                                                ------------
      Total Assets..........................................     264,970,547
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       1,197,889
  Income Distributions......................................         439,427
  Distributor and Affiliates................................         135,279
  Investment Advisory Fee...................................          96,903
Trustees' Deferred Compensation and Retirement Plans........         129,047
Accrued Expenses............................................          91,712
                                                                ------------
      Total Liabilities.....................................       2,090,257
                                                                ------------
NET ASSETS..................................................    $262,880,290
                                                                 -----------
NET ASSETS CONSIST OF:
Capital.....................................................    $271,104,453
Net Unrealized Appreciation.................................       7,675,179
Accumulated Undistributed Net Investment Income.............        (677,794)
Accumulated Net Realized Loss...............................     (15,221,548)
                                                                ------------
NET ASSETS..................................................    $262,880,290
                                                                 -----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $187,957,628 and 27,294,817 shares of
    beneficial interest issued and outstanding).............    $       6.89
    Maximum sales charge (4.75%* of offering price).........             .34
                                                                ------------
    Maximum offering price to public........................    $       7.23
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $60,210,343 and 8,764,518 shares of
    beneficial interest issued and outstanding).............    $       6.87
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,712,319 and 2,141,812 shares of
    beneficial interest issued and outstanding).............    $       6.87
                                                                ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 9,287,373
Other.......................................................          5,636
                                                                -----------
    Total Income............................................      9,293,009
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        615,937
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $207,015, $287,584 and $64,194,
  respectively).............................................        558,793
Shareholder Services........................................        287,709
Custody.....................................................         11,955
Trustees' Fees and Expenses.................................          6,751
Legal.......................................................          5,215
Other.......................................................        125,929
                                                                -----------
    Total Expenses..........................................      1,612,289
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 7,680,720
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   532,440
                                                                -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................     13,342,797
    End of the Period.......................................      7,675,179
                                                                -----------
Net Unrealized Depreciation During the Period...............     (5,667,618)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,135,178)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 2,545,542
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1999 and
                   the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended       Year Ended
                                                 February 28, 1999    August 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $   7,680,720       $  14,055,824
Net Realized Gain...............................         532,440             897,823
Net Unrealized Appreciation/Depreciation During
  the Period....................................      (5,667,618)            911,483
                                                   -------------       -------------
Change in Net Assets from Operations............       2,545,542          15,865,130
                                                   -------------       -------------
Distributions from Net Investment Income*.......      (7,680,720)        (14,433,446)
Distributions in Excess of Net Investment
  Income*.......................................        (291,581)           (430,640)
                                                   -------------       -------------
  Total Distributions...........................      (7,972,301)        (14,864,086)
                                                   -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................      (5,426,759)          1,001,044
                                                   -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      48,041,193          92,822,340
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................       5,625,654          10,139,695
Cost of Shares Repurchased......................     (34,950,356)        (54,403,687)
                                                   -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................      18,716,491          48,558,348
                                                   -------------       -------------
TOTAL INCREASE IN NET ASSETS....................      13,289,732          49,559,392
NET ASSETS:
Beginning of the Period.........................     249,590,558         200,031,166
                                                   -------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(677,794) and $(386,213), respectively)......   $ 262,880,290       $ 249,590,558
                                                   =============       =============

                                                 Six Months Ended       Year Ended
*Distributions by Class:                         February 28, 1999    August 31, 1998
-------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares................................    $(5,997,706)       $(11,934,964)
  Class B Shares................................     (1,615,986)         (2,562,029)
  Class C Shares................................       (358,609)           (367,093)
                                                    -----------        ------------
                                                    $(7,972,301)       $(14,864,086)
                                                    ===========        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                               Year Ended August 31,
                                     Six Months Ended    ---------------------------------
           Class A Shares            February 28, 1999    1998     1997     1996     1995
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................      $7.026         $6.967   $6.650   $ 6.94   $ 6.62
                                          ------         ------   ------   ------   ------
  Net Investment Income.............        .216           .454     .494     .479      .48
  Net Realized and Unrealized
    Gain/Loss.......................       (.132)          .085     .309    (.289)     .32
                                          ------         ------   ------   ------   ------
Total from Investment Operations....        .084           .539     .803     .190      .80
Less Distributions from and in
  Excess of Net Investment Income...        .224           .480     .486     .480      .48
                                          ------         ------   ------   ------   ------
Net Asset Value, End of the
  Period............................      $6.886         $7.026   $6.967   $6.650   $ 6.94
                                          ======         ======   ======   ======   ======
Total Return (a)....................       1.14%*         7.89%   12.46%    2.71%   12.71%
Net Assets at End of the Period (In
  millions).........................      $188.0         $186.0   $160.9   $162.9   $169.0
Ratio of Expenses to Average Net
  Assets (b)........................       1.03%          1.08%    1.13%    1.10%    1.13%
Ratio of Net Investment Income to
  Average Net Assets (b)............       6.16%          6.40%    7.16%    6.90%    7.22%
Portfolio Turnover..................          3%*           17%      18%      34%      25%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of expenses was less than 0.01%.

*  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                             Year Ended August 31,
                                   Six Months Ended    ---------------------------------
          Class B Shares           February 28, 1999    1998     1997     1996     1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................      $7.011         $6.955   $6.642   $ 6.94   $ 6.62
                                        ------         ------   ------   ------   ------
  Net Investment Income...........        .192           .412     .438     .424      .42
  Net Realized and Unrealized
    Gain/Loss.....................       (.136)          .071     .308    (.290)     .33
                                        ------         ------   ------   ------   ------
Total from Investment
  Operations......................        .056           .483     .746     .134      .75
Less Distributions from and in
  Excess of Net Investment
  Income..........................        .197           .427     .433     .432      .43
                                        ------         ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................      $6.870         $7.011   $6.955   $6.642   $ 6.94
                                        ======         ======   ======   ======   ======
Total Return (a)..................        .77%*         6.95%   12.19%    1.85%   11.86%
Net Assets at End of the Period
  (In millions)...................      $ 60.2         $ 53.8   $ 34.0   $ 26.9   $ 19.2
Ratio of Expenses to Average Net
  Assets (b)......................       1.82%          1.85%    1.91%    1.90%    1.94%
Ratio of Net Investment Income to
  Average Net Assets (b)..........       5.36%          5.59%    6.37%    6.12%    6.40%
Portfolio Turnover................          3%*           17%      18%      34%      25%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of expenses was less than 0.01%.

*  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                             Year Ended August 31,
                                   Six Months Ended    ---------------------------------
          Class C Shares           February 28, 1999    1998     1997     1996     1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................      $7.011         $6.956   $6.639   $ 6.93   $ 6.62
                                        ------         ------   ------   ------   ------
  Net Investment Income...........        .198           .419     .434     .426      .42
  Net Realized and Unrealized
    Gain/Loss.....................       (.143)          .063     .316    (.285)     .32
                                        ------         ------   ------   ------   ------
Total from Investment
  Operations......................        .055           .482     .750     .141      .74
Less Distributions from and in
  Excess of Net Investment
  Income..........................        .197           .427     .433     .432      .43
                                        ------         ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................      $6.869         $7.011   $6.956   $6.639   $ 6.93
                                        ======         ======   ======   ======   ======
Total Return (a)..................        .77%*         6.95%   11.63%    2.00%   11.70%
Net Assets at End of the Period
  (In millions)...................      $ 14.7         $  9.8   $  5.1   $  5.9   $  4.1
Ratio of Expenses to Average
  Net Assets (b)..................       1.82%          1.85%    1.92%    1.90%    1.93%
Ratio of Net Investment Income to
  Average
  Net Assets (b)..................       5.33%          5.55%    6.38%    6.14%    6.40%
Portfolio Turnover................          3%*           17%      18%      34%      25%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of expenses was less than 0.01%.

*  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1999, there were no when issued or delayed delivery purchase commitments.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $15,753,988 which will expire between August 31, 1999 and August 31, 2005. Of this amount, $13,885,229 will expire on August 31, 1999.

    At February 28, 1999, for federal income tax purposes the cost of long- and short-term investments is $251,760,180; the aggregate gross unrealized appreciation is $11,641,313 and the aggregate gross unrealized depreciation is $3,966,134, resulting in net unrealized appreciation of $7,675,179.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                       % PER ANNUM
--------------------------------------------------------------------
First $150 million.....................................    .50 of 1%
Next $100 million......................................    .45 of 1%
Next $100 million......................................    .40 of 1%
Over $350 million......................................    .35 of 1%

    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $44,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 1999, the Fund recognized expenses of approximately $190,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At February 28, 1999, capital aggregated $196,201,443, $60,044,961 and
$14,858,049 for Classes A, B and C, respectively. For the six months ended February 28, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     3,446,827    $ 24,353,480
  Class B....................................     2,421,186      17,075,395
  Class C....................................       938,869       6,612,318
                                                 ----------    ------------
Total Sales..................................     6,806,882    $ 48,041,193
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       602,671    $  4,265,487
  Class B....................................       159,584       1,126,583
  Class C....................................        33,103         233,584
                                                 ----------    ------------
Total Dividend Reinvestment..................       795,358    $  5,625,654
                                                 ==========    ============
Repurchases:
  Class A....................................    (3,221,951)   $(22,816,713)
  Class B....................................    (1,490,868)    (10,507,567)
  Class C....................................      (230,411)     (1,626,076)
                                                 ----------    ------------
Total Repurchases............................    (4,943,230)   $(34,950,356)
                                                 ==========    ============

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $190,399,189, $52,350,550 and
$9,638,223 for Classes A, B and C, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     7,628,952    $ 54,313,505
  Class B....................................     4,450,037      31,604,203
  Class C....................................       971,515       6,904,632
                                                 ----------    ------------
Total Sales..................................    13,050,504    $ 92,822,340
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................     1,165,005    $  8,276,050
  Class B....................................       236,853       1,679,288
  Class C....................................        26,012         184,357
                                                 ----------    ------------
Total Dividend Reinvestment..................     1,427,870    $ 10,139,695
                                                 ==========    ============
Repurchases:
  Class A....................................    (5,430,218)   $(38,590,584)
  Class B....................................    (1,897,082)    (13,463,546)
  Class C....................................      (331,118)     (2,349,557)
                                                 ----------    ------------
Total Repurchases............................    (7,658,418)   $(54,403,687)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will be automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................     4.00%           1.00%
Second..........................................     4.00%            None
Third...........................................     3.00%            None
Fourth..........................................     2.50%            None
Fifth...........................................     1.50%            None
Sixth and Thereafter............................      None            None

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $30,900 and CDSC on redeemed shares of approximately $55,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,194,075 and $7,639,123 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 1999 are payments retained by Van Kampen of approximately $279,000.

                         VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.

P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After July 31, 1999, the report must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.